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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                  AMENDMENT 2

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 or 15 (d) of the SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): July 18, 1996
                        Amended as of September 18, 1996

                              PIEMONTE FOODS, INC.
             (Exact name of registrant as specified in its charter)

            South Carolina                                 57-0626121
  (State or other jurisdiction of                         (IRS Employer
            incorporation)                            Identification No.)

              400 Augusta Street, Greenville, South Carolina 29604
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (864) 242-0424

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Item 4. Changes in Registrant's Certifying Accountants

Based on a recommendation from the Audit Committee, the Board of Directors approved a change of certified public accountants in recognition of the Company's diversifying nature, particularly now that the Company is participating in an International joint venture located in Holland. As such, the decision was made on July 18, 1996, to replace Pope, Smith, Brown & King with Ernst & Young as our certified public accountants.

Pope, Smith, Brown, & King concluded its work with our Fiscal Year 1996 year-end close and tax filings, as submitted August 30th.


No disagreements exist between the company and Pope, Smith, Brown & King during the past two fiscal years nor during the interim period through the date of dismissal. Neither of the prior accountant's report on the financial statements for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)  Financial Statements of Businesses Acquired.

       None

  (b)  Pro Forma Financial Information.

       None

  (c)  Exhibits


  16   Letter re change in Certifying Accountant.
       16.1 Certifying Accountant letter dated September 3, 1996
       16.2 Certifying Accountant letter dated September 18, 1996

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PIEMONTE FOODS, INC.
                                           (Registrant)

Date  September 18, 1996               (Signature of Roy E. Gogel)
                                       Roy E. Gogel
                                       Vice Pres./CFO